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                                                                 Exhibit 24
                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director and/or officer or other official of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints John F. Welch, Jr., Benjamin W. Heineman, Jr., Dennis D. Dammerman, and Philip D. Ameen and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company's fiscal year ended December 31, 1994, on Form 10-K under the Securities Exchange Act of 1934, as amended, or such other form as such attorneys-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto each in such form as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report shall comply with the Securities Exchange Act of 1934, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this l0th day of March, 1995.




John F. Welch, Jr.                        Dennis D. Dammerman
-------------------------                 -------------------------
Chairman of the Board                     Senior Vice President -
(Principal Executive                      Finance (Principal
Officer and Director)                     Financial Officer and Director)



                        Philip D. Ameen
                        ------------------------------
                        Vice President and Comptroller
                        (Principal Accounting Officer)


                                                                 (Page 1 of 2)
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H. Brewster Atwater, Jr.                  David C. Jones
-------------------------                 -------------------------
Director                                  Director




D. Wayne Calloway                         Robert E. Mercer
-------------------------                 -------------------------
Director                                  Director




Silas S. Cathcart                         Gertrude G. Michelson
-------------------------                 -------------------------
Director                                  Director




Paolo Fresco                              Barbara S. Preiskel
-------------------------                 -------------------------
Director                                  Director




Claudio X. Gonzalez                       Roger S. Penske
-------------------------                 -------------------------
Director                                  Director




Henry H. Henley, Jr.                      Frank H. T. Rhodes
-------------------------                 -------------------------
Director                                  Director




                                          Andrew C. Sigler
                                          -------------------------
                                          Director




                        Douglas A. Warner III
                        -------------------------
                        Director


                     A MAJORITY OF THE BOARD OF DIRECTORS


                                                              (Page 2 of 2)